Cambria Global Real Estate ETF (BLDG)

Summary Prospectus

September 1, 2026

Listed on CBOE BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports, and other information about the Fund online at www.cambriafunds.com/bldg. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, dated September 1, 2026, as each may be further amended or supplemented, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Global Real Estate ETF

Investment Objective

The Fund seeks income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee*:	0.59%
Distribution and/or Service (12b-1) Fees:	0.00%
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.59%

*     Pursuant to the Fund’s investment advisory agreement, the Fund pays the Adviser (defined below) a unitary management fee. The Adviser, in turn, bears all of the Fund’s expenses, except for the management fee, payments under the Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which Cambria ETF Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$60	$189	$329	$738

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve its investment objective by investing, under normal market conditions, primarily in the securities of domestic and foreign, including developed and emerging market, companies principally engaged in the real estate sector and real-estate related industries (collectively, “real estate companies”) that exhibit favorable multi-factor metrics, such as value, quality and momentum, according to a quantitative methodology developed by Cambria Investment Management, L.P., the Fund’s investment adviser (“Cambria” or the “Adviser”). For investment purposes, real estate companies are defined as (i) exchange-listed real estate investment trusts (“REITs”) and (ii) companies included in the real estate sector according to the Global Industry Classification Standards (“GICS”®), a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year. Under normal market circumstances, at least 80% of the value of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in the securities of real estate companies.

Cambria selects Fund securities by beginning with the broad global universe of real estate companies and using its quantitative methodology to screen for securities that pass certain market capitalization and liquidity requirements. Cambria then utilizes a proprietary algorithm to identify the securities of real estate companies that are attractive from a multi-factor perspective. Cambria’s algorithm identifies companies based on (i) value metrics, including, but not limited to, price-to-sales (P/S) ratio, price-to-earnings (P/E) ratio, funds from operations (FFO), dividend yield, and enterprise multiple (EV/EBITDA), (ii) quality metrics, such as accruals or debt/asset ratios, and (iii) momentum metrics, including trailing (preceding) 12-month total returns. For additional information about the algorithm and its multi-factor metrics, see the section titled “Additional Information about the Fund’s Investment Strategies and Risks.”

The Fund employs a “momentum” style of investing that emphasizes investing in securities that have had higher recent price performance compared to other securities. With respect to momentum metrics, momentum is defined as an upward (positive) or downward (negative) price movement of a security (or an asset class), generating positive or negative investment returns, over the course of a predefined observation period. Cambria uses traditional stock-price momentum metrics. As an example, 12-month momentum would be calculated by observing the company’s stock returns during the trailing 12-month period. A company’s 12-month total returns include any dividends realized during this observation period, which spans from a recent end date to a start date 12 months prior.

Under normal market conditions, at least 40% of the Fund is expected to be composed of real estate companies issued and listed outside the United States that, in the aggregate, are tied economically to a number of countries throughout the world. As of August 3, 2026, the Fund had significant investment exposure to real estate companies issued and listed in the United States; however, the Fund’s geographic exposure may change from time to time.

The Fund concentrates (holds more than 25% of) its assets in real estate-related industries. Securities of “real estate-related industries” means securities classified in one of these two industry groups of the Real Estate sector, as determined by GICS: (1) Equity REITs and (2) Real Estate Management & Development.

Within each of the two broad global regions, United States and ex-United States, Cambria selects approximately the top 20% of real estate companies, based on the application of its algorithm, used in conjunction with its quantitative, multi-factor methodology. Cambria expects the Fund’s portfolio to be comprised of between 50 and 100 constituents of approximate equal weight. The Fund’s portfolio is rebalanced periodically, but no less frequently than annually, to meet Cambria’s internal target allocations, which are developed pursuant to Cambria’s quantitative strategy. The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions.

Principal Risks

An investment in the Fund involves risk. The Fund’s principal risks are presented below in alphabetical order to facilitate investors’ ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. For more information about the risks of investing in the Fund, see the sections titled “Additional Information About the Funds’ Risks” and “Additional Non-Principal Risk Information.”

Concentration Risk. The Fund’s investments are concentrated in real estate-related industries, and the Fund may be susceptible to loss due to adverse occurrences affecting these industries.

Real Estate Industry Risk. The Fund is subject to the risks related to investments in real estate, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. The availability of mortgages and changes in interest rates may also affect real estate values.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments.

Cyber Security Risk. The Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber-attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, including Cambria, the sub-adviser, the custodian, and the transfer agent, market makers, Authorized Participants, or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cyber security breaches.

Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about issuers in such markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; fewer investor rights and limited legal, contractual or practical remedies available to investors against emerging market companies; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.

ETF Structure Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy will require it to effect redemptions by Authorized Participants, in whole or in part, for the cash value of large blocks of Shares called Creation Units. As a result, the Fund may pay out higher annual capital gain distributions and be less tax-efficient than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions, and these added costs may be borne by the Fund and negatively impact Fund performance.

Premium-Discount Risk. Shares may trade above (premium) or below (discount) their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. This risk is heightened in times of market volatility or periods of steep market declines. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur a bid/ask spread, which varies over time for Shares based on trading volume and market liquidity and is generally higher if Shares have little trading volume and market liquidity. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. In addition, trading in Shares on the Exchange may be halted.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers; (ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; (vi) the imposition of tariffs; and (vii) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

International Closed-Market Trading Risk. Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Management Risk. The Fund is actively managed using a model-based approach, and the Adviser selects Fund investments on a periodic basis using a proprietary quantitative algorithm developed by the Adviser for the Fund. There can be no guarantee that these strategies and processes, or the Adviser’s quantitative model, will be effective or successful investment management techniques or that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular Fund investments will be correct even if the Adviser’s overall investment strategies and processes are otherwise effective. Further, there is no guarantee that the Fund will achieve its investment objective.

Market Events Risk. Turbulence in the financial markets, reduced liquidity in the equity markets, and/or the advent of certain economic or political events, including global events such as war, acts of terrorism, tariffs, or a public health crisis, may negatively affect issuers, which could have an adverse effect on certain Fund holdings. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as changes in interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on certain Fund holdings.

Momentum Investing Risk. Securities that have previously exhibited price momentum may be more volatile than a broad cross-section of securities and their returns may be less than the returns of the overall stock market or other styles of investing. High momentum may also be a sign that the securities’ prices have peaked. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

Portfolio Turnover Risk. The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.

Quantitative Security Selection Risk. Cambria uses quantitative techniques to generate investment decisions and select stocks, and the Fund may not perform as intended if it relies on erroneous or outdated data from one or more third parties. Errors in data used in the quantitative model may occur from time to time and may not be identified and/or corrected before having an adverse impact on the Fund and its shareholders.

REIT Risk. In addition to the risks associated with the direct ownership of real estate and real estate-related securities, REITs are subject to additional risks, including those related to adverse governmental actions, and the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income or its failure to maintain exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. As a result, investments in REITs may be volatile. REITs also have their own fees and expenses, and the Fund will indirectly bear a proportionate share of those fees and expenses.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Value Investment Risk. The Fund considers certain value metrics when selecting stocks for inclusion in its portfolio and, as a result, the Fund may underperform when the market favors stocks with growth characteristics or a non-value investment approach. Value investments are subject to the risk that their intrinsic value may never be realized by the market.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of the MSCI ACWI Index, which is a relevant broad-based securities market index that provides a measure of the performance of the overall global equity market. Performance is also shown for an additional index, the FTSE EPRA Nareit Global REITs Index, which measures the total return of size- and liquidity-screened stocks of certain real estate companies that qualify for REIT status under the tax law in the country of domicile. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.cambriafunds.com/bldg.

Total Annual Returns for Calendar Year Ended December 31

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
22.08%
-14.92%
2.54%
7.92%
4.65%
2021
2022
2023
2024
2025

As of June 30, 2026, the Fund’s year-to-date total return was 11.36%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Best: 15.69%, for the quarter ended September 30, 2024.

Worst: -14.52%, for the quarter ended June 30, 2022.

Average Annual Total Returns for the period ending December 31, 2025

Cambria Global Real Estate ETF	1 Year	5 Year	Since Inception (9/23/20)
Return Before Taxes	4.65%	3.76%	6.56%
Return After Taxes on Distributions	2.11%	1.30%	4.12%
Return After Taxes on Distributions and Sale of Fund Shares	3.06%	2.01%	4.23%
MSCI ACWI Index (Reflects no deduction for fees, expenses or taxes)	22.87%	11.70%	14.54%
FTSE EPRA Nareit Global REITs Index (Reflects no deduction for fees, expenses or taxes)	8.44%	4.57%	7.63%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Investment Advisers

Cambria Investment Management, L.P. serves as the investment adviser to the Fund. Tidal Investments LLC serves as the sub-adviser (the “Sub-Adviser”) to the Fund.

Portfolio Managers

Mebane T. Faber, Chief Investment Officer of Cambria, and Jonathan Keetz, Chief Operating Officer of Cambria, are the portfolio managers for the Fund. Mr. Faber has managed the Fund since its inception in September 2020, and Mr. Keetz has managed the Fund since September 1, 2024.

Purchase and Sale of Fund Shares

Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at http://www.cambriafunds.com/bldg.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CIM-BLDG-SMP-0926